EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), the
undersigned,  Joseph V. Roberts, Chief Executive Officer of Nutrition Management
Services  Company,  a  Pennsylvania  corporation  (the  "Company"),  does hereby certify, to his knowledge, that:

The Annual Report of Nutrition  Management Services Company on Form 10-K for the
year ended June 30, 2005 of the Company (the  "Report")  fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934,
except as disclosed in Note A to the Financial  Statements, and the  information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

          /s/ Joseph V. Roberts
          -------------------------------
          Joseph V. Roberts
          Chief Executive Officer

          (Date) December 12, 2005